Exhibit 99.1

[EXECUTION VERSION]

SHARE PURCHASE AGREEMENT

by and between

ROIVANT SCIENCES LTD.

and

MYOVANT SCIENCES LTD.

Dated as of April 2, 2018

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (“Agreement”), dated as of April 2, 2018, by and between ROIVANT SCIENCES LTD. (the “Investor”), a Bermuda exempted company, with its principal place of business at Suite 1, 3rd Floor, 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom, and MYOVANT SCIENCES LTD. (the “Company”), a Bermuda exempted company, with its principal place of business at Suite 1, 3rd Floor, 11-12 St. James’s Square, London SW1Y 4LB, United Kingdom. The Investor and the Company are collectively referred to as “the Parties.”

WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to issue and sell to the Investor, 1,110,015 common shares, par value $0.000017727 per share ( “Common Shares”), for an aggregate amount of $22,500,004.05, at the Price Per Share (as defined below), under the terms and conditions of this Agreement; and

WHEREAS, each of the Parties wishes to set forth in this Agreement certain terms and conditions regarding, among other things, the Investor’s ownership of the Common Shares being purchased hereby.

NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

When used in this Agreement, the following terms shall have the respective meanings specified therefor below:

“Business Day” shall mean any day other than a Saturday or Sunday or a day on which banks located in New York, New York or Bermuda are authorized or required by law to close.

“Governmental Entity” shall mean any federal, state, municipal, local, provincial, regional Governmental Entity in the United States or other political subdivision thereof or in any foreign country and any Person exercising executive, legislative, judicial regulatory or administrative functions of or pertaining to government.

“Legal Restraint” shall mean any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by or under the authority of any Governmental Entity.

“Material Adverse Effect” shall mean any events, occurrences or circumstances which give rise to or would reasonably be expected to give rise to, individually or in the aggregate, a material adverse effect on (i) the business, properties, financial condition, results of operations or prospects of the Company, or (ii) the ability of the Company to comply with its obligations under this Agreement and the related transaction documents.

“Person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust, an incorporated organization and a Governmental Entity.

“SEC” shall mean the U.S. Securities Exchange and Commission or any successor agency thereto.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

ARTICLE II

PURCHASE AND SALE OF COMMON SHARES

Section 2.1 Issuance of Common Shares Subject to the terms and conditions hereof, on the date hereof, the Company agrees to issue and sell to the Investor, and the Investor agrees to purchase, 1,110,015, Common Shares (the “Purchased Shares”) for an aggregate purchase price of $22,500,004.05 (the “Purchase Price”) representing a per share price of $20.27 (the “Price Per Share”).

Section 2.2 Closing The purchase and sale of the Purchased Shares (the “Closing”) shall occur on the first (1st) full Business Day following the date hereof (the “Closing Date”) at the offices of White & Case LLP, 1221 Avenue of the Americas, New York, NY 10020, or such other place as shall be determined by agreement between the Company and the Investor.

Section 2.3 Delivery (a) At the Closing, the Company shall deliver the following to the Investor:

(i) an electronic copy of a share certificate, registered in the Investor’s name, representing the Purchased Shares, or a copy of an account statement issued by the Company’s transfer agent, evidencing a book entry notification for the Purchased Shares in the name of the Investor;

(ii) a certificate dated the Closing Date and executed by an authorized officer of the Company that each of the conditions set forth in Sections 5.1(a), 5.2(a), 5.2(b) and 5.2(c) are satisfied in all respects.

(b) At the Closing, the Investor shall deliver to the Company payment of the Purchase Price by wire transfer of immediately available funds to the Company’s bank account as follows:

Beneficiary Name:	Myovant Sciences Ltd.
Beneficiary Address:	Clarendon House 2 Church Street Hamilton, HM 11 Bermuda

Account Number:	8401612760020
Bank Name:	The Bank of N.T. Butterfield & Son Limited

Bank Address:	65 Front Street, Hamilton, HM 12 Bermuda

Bank Clearing Number:	SWIFT: BNTB BMHM

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Investor as follows:

Section 3.1 Organization, Good Standing and Qualification The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda. The Company has all requisite corporate power and corporate authority to own and operate its properties and assets, to carry on its business as now conducted, to enter into this Agreement and any related transaction documents, to issue and sell the Purchased Shares and to carry out the other transactions contemplated under this Agreement and any related transaction documents. The Company’s Certificate of Incorporation, Memorandum of Association and Third Amended and Restated Bye-laws as filed with the SEC (together, the “Organizational Documents”) are true, correct and complete copies of said documents as in effect on the date hereof.

Section 3.2 Authorization All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the related transaction documents, the performance of all obligations of the Company thereunder, including the authorization, issuance and delivery of the Purchased Shares, has been taken. This Agreement and the related transaction documents have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights).

Section 3.3 No Conflicts The execution, delivery and performance of this Agreement and the related transaction documents and compliance with the provisions thereof by the Company, does not and shall not: (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any Governmental Entity, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (whether or not with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage, lease or permit to which the Company is a party, or under which the Company or any of its assets is bound or affected, or (c) violate or conflict with any of the provisions of the Organizational Documents; except, in the case of subsections (a) and (b) as would not have a Material Adverse Effect.

Section 3.4 Valid Issuance of Purchased Shares When issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, the Purchased Shares shall be validly issued and outstanding, fully paid and nonassessable, free from any encumbrances or restrictions on transfer, including preemptive rights, rights of first refusal or other similar rights, other than restrictions on transfer under this Agreement and the related transaction documents and under federal and state securities laws.

Section 3.5 Governmental Consents No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required in connection with the consummation of the transactions contemplated by this Agreement and the related transaction documents, except for registration or qualification, or taking such action to secure exemption from such registration or qualification, of the Purchased Shares under applicable state or federal securities laws, which actions shall be taken, by and at the expense of the Company, on a timely basis as may be required.

Section 3.6 Offering Subject to the accuracy of the Investor’s representations set forth in Sections 4.3 and 4.4, the offer, sale and issuance of the Purchased Shares to be issued in conformity with the terms of this Agreement constitute transactions which are exempt from the registration requirements of the Securities Act and from all applicable state registration or qualification requirements, other than those with which the Company has complied.

Section 3.7 Brokers’ or Finders’ Fees No broker, finder, investment banker or other Person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants as follows:

Section 4.1 Organization; Good Standing The Investor is a corporation duly organized, validly existing and in good standing under the laws of Bermuda. The Investor has all requisite corporate power and corporate authority to enter into this Agreement and the related transaction documents, to purchase the Purchased Shares and to carry out the other transactions contemplated under this Agreement and the related transaction documents.

Section 4.2 Authorization All corporate action on the part of the Investor, and its directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the related transaction documents, the performance of all obligations of the Investor thereunder, including the subscription and purchase of the Purchased Shares, has been taken. This Agreement has been duly executed and delivered by the Investor and constitutes a valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors’ rights).

Section 4.3 Purchase Entirely for Own Account The Purchased Shares shall be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation, or otherwise distributing the Purchased Shares. The Investor does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person any of the Purchased Shares.

Section 4.4 Investment Experience and Accredited Investor Status The Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Purchased Shares. The Investor is an “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act).

Section 4.5 Restricted Stock The Investor understands that the Purchased Shares, when issued, shall be restricted securities under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. It is understood that the certificates representing the Purchased Shares shall bear the following legend:

“These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under the Securities Act or an opinion of that such registration is not required or unless sold pursuant to Rule 144 of the Securities Act or a registration statement thereunder.”

Section 4.6 No General Solicitation The Investor understands and acknowledges that neither the Company nor any other person offered to sell the Purchased Shares to it by means of any form of “general solicitation” (as such term is used in Regulation D under the Securities Act) or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

ARTICLE V

CONDITIONS TO CLOSING

Section 5.1 Conditions to the Obligations of the Company and the Investor The respective obligations of the Company and the Investor hereunder to consummate the Closing are subject to fulfillment, prior to or at the Closing, of the following condition (compliance with which or the occurrence of which may be waived in whole or in part by either the Company or the Investor in writing with respect to fulfillment of conditions to its own obligations to the extent permitted by applicable law):

(a) No Legal Restraint shall be in effect preventing the consummation of the transactions contemplated by this Agreement and any related transaction documents.

Section 5.2 Conditions to the Obligations of the Investor The obligations of the Investor hereunder to consummate the Closing are subject to fulfillment, prior to or at the Closing, of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by the Investor in writing):

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(a) The Company shall have performed and complied in all material respects with all the terms, provisions and conditions of this Agreement to be complied with and performed by the Company at or before the Closing.

(b) Since the date of this Agreement, there shall have been no event or occurrence that would have a Material Adverse Effect.

(c) Each of the representations and warranties of the Company shall be true and correct in all material respects as of the Closing as if made as of the Closing, other than those representations and warranties qualified by materiality or Material Adverse Effect which shall be true and correct in all respects.

Section 5.3 Conditions to the Obligations of the Company The obligations of the Company hereunder to consummate the Closing are subject to fulfillment, prior to or at such Closing, of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by the Company in writing):

(a) Each of the representations and warranties of the Investor shall be true and correct in all material respects on and as of the Closing as if made as of the Closing, other than representations and warranties made as of a specified date, which shall be true and correct as of the date so specified.

(b) The Investor shall have performed and complied in all material respects with all the terms, provisions and conditions of this Agreement to be complied with and performed by the Investor at or before such Closing.

Section 5.4 Frustration of Closing Conditions Neither the Company nor the Investor may rely on the failure of any condition set forth in this Article V to be satisfied if such failure was caused by (i) such party’s failure to act in good faith or to use its reasonable best efforts to cause the Closing to occur, or (ii) such party’s own representations and warranties not being true and correct.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Further Assurances The parties agree to take such reasonable steps and execute such other and further documents as may be necessary or appropriate to cause the terms and conditions contained herein to be carried into effect.

Section 6.2 Successors and Assigns Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Agreement and the rights and duties of the Company set forth herein may not be assigned, in whole or in part, by the Company.

Section 6.3 Entire Agreement This Agreement (including exhibits hereto), together with the Registration Rights Agreement, contains the complete understanding of the parties with respect to the subject matter hereof and thereof and supersedes all prior understandings and writings relating to the subject matter hereof and thereof. The exhibits to this Agreement are incorporated into and form an integral part hereof. If an exhibit is a form of agreement, such agreement, when executed and delivered by the parties, shall constitute a document independent of this Agreement.

Section 6.4 Governing Law; Submission to Jurisdiction This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles. Each of the parties irrevocably submits to the exclusive jurisdiction of any state or federal court sitting in the County of New York, in the State of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. To the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, any claim that they are not subject to the jurisdiction of any such court, any objection that they may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.5 Counterparts This Agreement may be executed in counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

Section 6.6 Titles and Subtitles The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 6.7 Notices All notices, instructions and other communications hereunder or in connection herewith shall be in writing, shall be sent to the address of the relevant party set forth below and shall be (a) delivered personally, (b) sent by registered or certified mail, return receipt requested, postage prepaid, (c) sent via a reputable nationwide overnight courier service, or (d) sent by email or facsimile transmission, with a confirmation copy to be sent by registered or certified mail, return receipt requested, postage prepaid. Any such notice, instruction or communication shall be deemed to have been delivered upon receipt if delivered by hand, three (3) Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid, one (1) Business Day after it is sent via a reputable nationwide overnight courier service, or when transmitted and receipt is confirmed, if transmitted by facsimile or email (if such transmission is on a Business Day; or otherwise, on the next Business Day following such transmission). Either party may change its address by giving notice to the other party in the manner provided above.

To the Company:	Myovant Sciences Ltd.
Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB, United Kingdom Attention: Matthew Lang, General Counsel Email: matthew.lang@myovant.com
With a copy (which	Cooley LLP
shall not constitute notice to the Company):	101 California Street Fifth Floor San Francisco, CA 94111
Attention: Kenneth L. Guernsey (415) 693-2091 Email: kguernsey@cooley.com

To the Investor:	Roivant Sciences Ltd.
Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB, United Kingdom
Attention: Allen Waxman, General Counsel Email: allen.waxman@roivant.com
With a copy to (which	White & Case LLP
shall not constitute	1221 Avenue of the Americas
notice to the Investor):	New York, New York 10020
Attention: Colin Diamond (212) 354-8113 Email: cdiamond@whitecase.com

Section 6.8 Expenses Each party shall pay its own fees and expenses with respect to this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Articles, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

Section 6.9 Amendments and Waivers Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

Section 6.10 Severability If, under applicable laws, any provision hereof is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement (“Severed Clause”), then, it is mutually agreed that this Agreement shall endure except for the Severed Clause. The parties shall consult and use their reasonable best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such Severed Clause in light of the intent of this Agreement.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

ROIVANT SCIENCES LTD.

By:	/s/ Marianne L. Romeo
Name:	Marianne L. Romeo
Title:	Head, Global Transactions & Risk Management

MYOVANT SCIENCES LTD.

By:	/s/ Wayne DeVeydt
Name:	Wayne DeVeydt
Title:	Lead Independent Director

[Roivant – Share Purchase Agreement]